Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel T. Meisenheimer, Chief Executive Officer and President of United States Basketball League, Inc., certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of United States Basketball League, Inc. for the fiscal year ended February 28, 2019, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of United States Basketball League, Inc. for the periods presented.

/s/ Daniel T. Meisenheimer, III

Name: Daniel T. Meisenheimer, III

Date: August 23, 2019

I, Richard C. Meisenheimer, Chief Financial Officer of United States Basketball League, Inc., certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of United States Basketball League, Inc. for the fiscal year ended February 28, 2019, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of United States Basketball League, Inc. for the periods presented.

/s/ Richard C. Meisenheimer

Name: Richard C. Meisenheimer

Date: August 23, 2019